UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 9, 2020
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA 95054
(Address of principal executive offices) (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2020, eHealth, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the 2020 Employee Stock Purchase Plan (the “2020 ESPP”). An aggregate of 500,000 shares of common stock has been reserved for issuance under the 2020 ESPP. The 2020 ESPP provides eligible employees of the Company and its designated subsidiaries with the opportunity to purchase shares through periodic payroll deductions that are applied towards the purchase of the Company's common stock at a discount from the then-current market price. The 2020 ESPP was adopted by the Company’s board of directors on March 30, 2020, subject to approval by the Company’s stockholders, and became effective with such stockholder approval on June 9, 2020.

A summary description of the 2020 ESPP is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2020. That summary and the foregoing description of the 2020 ESPP are qualified in their entirety by reference to the text of the 2020 ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

A total of 23,051,865 shares of the Company’s common stock were represented at the Annual Meeting, or 90.00% of the total shares entitled to vote.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

Proposal 1 – Election of Directors. Our stockholders voted to re-elect three Class II directors (Andrea C. Brimmer, Beth A. Brooke and Randall S. Livingston) to serve for terms of three years and until their respective successors are duly elected and qualified, subject to earlier resignation or removal, with voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Andrea C. Brimmer	19,898,916	1,293,284	1,859,665
Beth A. Brooke	20,917,664	274,536	1,859,665
Randall S. Livingston	19,463,937	1,728,263	1,859,665

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm.  Our stockholders voted to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, with voting results as follows:

Votes For	Votes Withheld	Abstain	Broker Non-Votes
22,633,065	409,742	9,058	—

Proposal 3 – A Vote to Approve, on an Advisory Basis, the Compensation of our Named Executive Officers. Our stockholders approved the compensation of our chief executive officer and our other Named Executive Officers named in the proxy statement for the Annual Meeting, with voting results as follows:

Votes For	Votes Withheld	Abstain	Broker Non-Votes
20,886,775	291,863	13,562	1,859,665

Proposal 4 – A Vote to Approve the Adoption of the Company’s 2020 Employee Stock Purchase Plan. Our stockholders approved the adoption of the Company’s 2020 Employee Stock Purchase Plan, with voting results as follows:

Votes For	Votes Withheld	Abstain	Broker Non-Votes
21,165,283	16,455	10,462	1,859,665

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1+	2020 Employee Stock Purchase Plan
+ Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	June 15, 2020	/s/ Derek N. Yung
Derek N. Yung Chief Financial Officer (Principal Financial Officer)